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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): October 4, 2005

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

859 West End Court, Suite I, Vernon Hills, IL                   60061
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (847) 984-6200

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ITEM 8.01    OTHER EVENTS
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On October 4, 2005, Voyager One, Inc. received notification from our market maker, Basic Investors, Inc., that our information statement which was filed with the National Association of Securities Dealers, Inc. on Form 15c-211 for quotation of our common stock on the Over The Counter Bulletin Board was approved. The trading symbol assigned to Voyager One, Inc. is "VYGO."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 11, 2005                      VOYAGER ONE, INC.

                                             By: /s/ John Lichter
                                                 -------------------------------
                                                 Chief Executive Officer



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